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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         Current Report

     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): April 26, 1994
Commission File Number:                           0-18051


                    FLAGSTAR COMPANIES, INC.

     (Exact name of registrant as specified in its charter)


                 Delaware                           13-3487402
     (State of other jurisdiction              (I. R. S. Employer
   of incorporation or organization)            Identification No.)

         203 East Main Street                        29319-9966
      Spartanburg, South Carolina                    (Zip Code)
         (Address of principal
             executive offices)


      Registrant's telephone number, including area code:
                            (803) 597-8700


                                N/A
    (Former name or former address, if changed since last report)



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Item 5. Other Events.


On April 27, 1994, Flagstar Companies, Inc. (the "Company") announced that as of April 26, 1994, Flagstar Corporation, its wholly-owned subsidiary, entered into a Stock Purchase Agreement with Compass Group PLC, a public limited company incorporated in England and Wales, for the sale of the Company's Food and Vending operation. For additional information concerning such proposed sale, reference is made to the Company's press release, a copy which is attached hereto as Exhibit 99.



Item 7.  Financial Statements and Exhibits.


        Exhibit No.                    Description


            99                         Press Release of FCI dated
                                       April 27, 1994.


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      FLAGSTAR COMPANIES, INC.



Date:   April 28, 1994                         /s/  A. Ray Biggs
                                               A. Ray Biggs,
                                               Vice President and
                                               Chief Financial Officer

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